UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20429
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2023
CARTER BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-39731	85-3365661
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
1300 Kings Mountain Road, Martinsville, Virginia 24112
(Address of Principal Executive Offices) (Zip Code)
(276) 656-1776
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. - Submission of Matters to a Vote of Security Holders.

On May 24, 2023, Carter Bankshares, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 19,463,345 of the Company’s shares were voted in person or by proxy. Following are the final voting results on the matters considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement for the 2023 Annual Meeting.

Proposal #1

To elect the 12 Directors below to serve until the 2024 Annual Meeting of Shareholders or until their successors are elected:

	For	Withhold Authority	Broker Non-Votes
Michael R. Bird	13,823,171	746,760	4,893,414
Kevin S. Bloomfield	13,645,443	924,488	4,893,414
Robert M. Bolton	13,820,287	749,644	4,893,414
Gregory W. Feldmann	13,351,169	1,218,762	4,893,414
James W. Haskins	13,312,847	1,257,084	4,893,414
Phyllis Q. Karavatakis	13,978,684	591,247	4,893,414
Jacob A. Lutz, III	13,651,251	918,680	4,893,414
E. Warren Matthews	13,515,750	1,054,181	4,893,414
Catharine L. Midkiff	14,062,917	507,014	4,893,414
Curtis E. Stephens	13,832,341	737,590	4,893,414
Litz H. Van Dyke	13,719,257	850,674	4,893,414
Elizabeth L. Walsh	13,703,104	866,827	4,893,414

Proposal #2

To approve, in an advisory and non-binding vote the compensation of the Company’s named executive officers as disclosed in the proxy statement.

For	Against	Abstain	Non- Votes
11,729,935	1,972,642	867,354	4,893,414

Proposal #3

To, vote on an advisory and non-binding basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Shareholders recommended, by an advisory vote, that the advisory vote on executive compensation occur every one year. The Board of Directors of the Company has accepted the recommendation of shareholders and will conduct the advisory vote on executive compensation every year.

1 Year	2 Year	3 Year	Abstain	Non- Votes
9,987,258	198,129	3,006,939	1,368,381	4,893,414

Proposal #4

To ratify the appointment of the independent registered public accounting firm of Crowe LLP as the independent auditors of the Company for the fiscal year ending December 31, 2023.

For	Against	Abstain	Non- Votes
17,791,501	1,170,081	501,763	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANKSHARES, INC.
(Registrant)

Date: May 24, 2023	By:	/s/ Wendy S. Bell
	Name:	Wendy S. Bell
	Title:	Chief Financial Officer